UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HEADWATERS INCORPORATED

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 24, 2011

Meeting Information
Meeting Type: Annual Meeting
HEADWATERS INCORPORATED	For holders as of: December 30, 2010
	Date: February 24, 2011	Time: 2:00 PM MST
Location: 10653 S. River Front Parkway
Suite 300
South Jordan, Utah 84095

10653 S. RIVER FRONT PARKWAY SUITE 300 SOUTH JORDAN, UT 84095	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Annual Report         2. Form 10-K         3. Notice & Proxy Statement

  How to View Online:

  Have the information that is printed in the box marked by the arrow g    ( located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 10, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote

FOR the following:

1.	Election of Directors

Nominees

01	Kirk A. Benson 02 E. J. “Jake” Garn 03 Raymond J. Weller

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

2.	RATIFY THE SELECTION BY THE BOARD OF BDO USA, LLP AS INDEPENDENT AUDITORS OF HEADWATERS FOR FISCAL 2011.

3.	APPROVE AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES TO 200,000,000.

4.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

The Board of Directors does not have a recommendation for voting on the following proposal:

5.	FREQUENCY OF HOLDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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